John Hancock Core High Yield Fund

John Hancock Funds III

Supplement dated 7-7-14 to the current Prospectus relating to Class A, Class C and/or Class I shares

The following information supplements and supersedes any information to the contrary contained in the Prospectus.

The “Dividends” section in “Dividends and account policies” is revised and restated as follows:

The fund generally declares dividends daily and pays them monthly. Capital gains, if any, are distributed at least annually, typically after the end of the fund’s fiscal year. Most of the fund’s dividends are income dividends.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.